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                                                                 EXHIBIT 21.1


                            DAY RUNNER, INC. SUBSIDIARIES


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SUBSIDIARY                                        JURISDICTION
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DRI International Holdings Inc.                   Delaware
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DR UK Holdings Limited                            United Kingdom
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Day Runner UK plc                                 United Kingdom
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Filofax Group Limited                              United Kingdom
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Filofax Limited                                   United Kingdom
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Filofax France s.a.r.l                            France
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Filofax GmbH                                      Germany
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Filofax A/s                                       Denmark
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Filofax AB                                        Sweden
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Filofax Inc.                                      Connecticut
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Day Runner Canada Inc.                            Canada
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